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                                                                    Exhibit 99.3

                  Greater Bay Bancorp and SJNB Financial Corp.
                  Pro Forma Balance Sheet as of March 31, 2001


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                PRO FORMA CONSOLIDATED STATEMENTS OF CONDITION
                 GREATER BAY BANCORP AND SJNB FINANCIAL CORP.
                             as of March 31, 2001
                                (in thousands)

                                                                                                 Greater Bay
                                                                                                  & San Jose
                                                                                                   National
                                                                                 San Jose             Bank
                                                                                 National          Pro forma
                                                            Greater Bay            Bank             Combined
------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                      $  206,156          $ 23,686         $  229,842
Federal funds sold                                               85,000             3,000             88,000
Other short term securities                                          57                 -                 57
                                                       -----------------------------------------------------
      Cash and cash equivalents                                 291,213            26,686            317,899
Investment securities:
   Available for sale                                         1,176,640           116,309          1,292,949
   Other securities                                              40,273             1,750             42,023
                                                       -----------------------------------------------------
      Investment securities                                   1,216,913           118,059          1,334,972
Total loans:
   Commercial                                                 1,595,293           250,312          1,845,605
   Real estate construction and land                          1,694,191            56,560          1,750,751
   Real estate other                                            233,538           152,920            386,458
   Consumer and other                                           216,064            16,646            232,710
   Deferred loan fees and discounts                             (13,461)             (982)           (14,443)
                                                       -----------------------------------------------------
      Total loans, net of deferred fees                       3,725,625           475,456          4,201,081
   Allowance for loan losses                                    (85,914)           (7,774)           (93,688)
                                                       -----------------------------------------------------
      Total loans, net                                        3,639,711           467,682          4,107,393
Property, premises and equipment                                 37,084             5,246             42,330
Interest receivable and other assets                            221,325            30,476            251,801
                                                       -----------------------------------------------------
               Total assets                                  $5,406,246          $648,149         $6,054,395
                                                       =====================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Total deposits                                               $4,273,630          $539,334         $4,812,964
Other borrowings                                                572,828            32,103            604,931
Other liabilities                                               105,922             8,554            114,476
                                                       -----------------------------------------------------
            Total liabilities                                 4,952,380           579,991          5,532,371
                                                       -----------------------------------------------------

Company obligated mandatorily redeemable cumulative
   trust preferred securities of subsidiary trusts
   holding solely junior subordinated debentures                 99,500                 -             99,500

SHAREHOLDERS' EQUITY
     Common stock                                               179,835            23,995            203,830
     Accumulated other comprehensive income (loss)                1,596             1,693              3,289
     Retained earnings                                          172,935            42,470            215,405
                                                       -----------------------------------------------------
              Total shareholders' equity                        354,366            68,158            422,524
                                                       -----------------------------------------------------
                Total liabilities and shareholders'
                   equity                                    $5,406,246          $648,149         $6,054,395
                                                       =====================================================

Capital Ratios
Leverage                                                           8.50%             9.62%              8.63%
Tier 1 to risk weighted assets                                     9.13%            11.81%              9.40%
Total capital to risk weighted assets                             10.40%            13.06%             10.68%
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